UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 18, 2019

ASHFORD INC.

(Exact name of registrant as specified in its charter)

Maryland	001-36400	82-5237353
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100 Dallas, Texas	75254
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (972) 490-9600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AINC	NYSE American LLC

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On March 15, 2019, Presentation Technologies LLC, a subsidiary of Ashford Inc. (the “Company”), entered into an employment agreement (the “Employment Agreement”) with Charles Bauman, its chief executive officer. Pursuant to the Employment Agreement, on May 1, 2019, the Company issued 2,670 shares of common stock of the Company, par value $0.01 per share (“Common Stock”) with a value of approximately $150,000.

On June 12, 2019, the Company entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with one of its Hospitality Products and Services companies, RED Hospitality & Leisure Key West, LLC, a subsidiary of the Company (“Red Hospitality”); McGrail & Rowley, Inc.; Marquesa Marine Leasing, L.L.C.; Cubed Marine Leasing LLC; Flyer Marine Leasing LLC; Sebago Marine Leasing LLC; Sebago X, Inc.; Paul McGrail and Sean Rowley. Pursuant to the Asset Purchase Agreement, on July 18, 2019, the Company issued $4.5 million of Common Stock, equal to 135,366 shares of Common Stock, as partial consideration for Red Hospitality’s acquisition of substantially all of the assets of a leading provider of watersports activities and excursion services based in Key West, Florida (“Sebago”).

Pursuant to the Asset Purchase Agreement, (i) in the event that the price of the Common Stock on the six month anniversary of the closing date of the Asset Purchase Agreement is lower than the price of the Common Stock on July 18, 2019, the Company may repurchase the stock at such lower stock price, such that the number of shares of Common Stock issued is reduced; and (ii) in the event that the price of the Common Stock on the six month anniversary of the closing date of the Asset Purchase Agreement is higher than the price of the Common Stock on July 18, 2019, the Company may repurchase shares of Common Stock at a price of $0.01 per share, such that the stock consideration for the transaction remains $4.5 million in Common Stock. The price of the Common Stock on the six month anniversary shall be determined using the 30-Day VWAP as of the date which is six months after the closing date of the Asset Purchase Agreement.

The shares of Common Stock issued in connection with the Employment Agreement and the Asset Purchase Agreement will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder. The issuance of the shares of Common Stock will not involve a public offering, general solicitation or advertising and there will not be any underwriter or commissions paid in connection therewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2019

ASHFORD INC.

	By:	/s/ Robert G. Haiman
		Name:	Robert G. Haiman
		Title:	Executive Vice President, General Counsel & Secretary